Guggenheim Variable Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850
Supplement Dated February 3, 2017
to the currently effective Summary Prospectus (the "Prospectus") for Series V (Mid Cap Value Series) (the “Series”)
This supplement provides updated information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
Effective immediately, David G. Toussaint, who holds the title of Portfolio Manager with Security Investors, LLC, the investment manager of the Series, is added as a portfolio manager of the Series. James P. Schier, Scott Hammond, Farhan Sharaff and Gregg Strohkorb remain portfolio managers of the Series.

Please Retain This Supplement for Future Reference

SUMVTMCV-SUP-0217x0417